U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 19, 2006



                        GLOBAL IMMUNE TECHNOLOGIES, INC.
                        --------------------------------
             (Exact Name of registrant as specified in its Charter)




         Wyoming                       0-30520
------------------------         -------------------         -------------------
(State of Incorporation)         Commission File No.           (IRS Employer
                                                             Identification No.)



1518 West Hastings St., Vancouver, B.C. Canada                    V6G 3J4
----------------------------------------------                   ----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, ( 604 )   351  -  9443
                                -----   -----    ----


                     (Registrant's former name and address)

                            Secureview Systems, Inc.
                          TH B-1199 Marinaside Crescent
                                 Vancouver, B.C.
                                 Canada V6Z 2Y2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Explanatory Note: This current report amends Exhibit 16 to the Current Report on Form 8-K that the company filed on December 19, 2006.


Item 9.01   Financial Statements and Exhibits

     (c)  Index to Exhibits.


     Exhibit Number        Description

     (16) Letter from Smythe Ratcliffe, LLP pursuant to Item 304(a)(3) of Regulation S-B


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Global Immune Technologies, Inc.
Dated: January 10, 2007

                                                /s/ Donald Perks
                                                --------------------------------
                                                By: Donald Perks
                                                Title:President